UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2023

SILVERGATE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-39123	33-0227337
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)
4250 Executive Square, Suite 300, La Jolla, CA 92037
(Address of principal executive offices) (Zip Code)

(858) 362-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

ITEM 4.01          CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On May 22, 2023, in connection with the previously reported determination by Silvergate Capital Corporation (the “Company”) that it is unable to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 10-K”) and does not expect to be able to file any subsequent periodic reports required by Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the audit committee of the Company’s board of directors approved the dismissal of Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm.

Crowe’s report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2021 did not contain any adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.  As previously disclosed in the Form 8-K, NT 10-K/A and NT 10-Q, each filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 11, 2023, in light of the continuous developments relating to the regulatory and other inquiries and investigations that are pending with respect to the Company and Silvergate Bank (the “Bank”), the potential liabilities resulting from various litigation with respect to the Company (including private litigation) and the efforts to wind down operations and voluntarily liquidate the Bank, the Company was unable to obtain or provide the information necessary for Crowe to complete its audit procedures for the 2022 10-K.  Therefore, Crowe was unable to complete its audit procedures for the 2022 10-K and Crowe did not provide any report on the financial statements for the fiscal year ended December 31, 2022.

During the Company’s fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through May 22, 2023, there were: (i) no disagreements between the Company and Crowe on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Crowe with a copy of the foregoing disclosure made by the Company in response to Item 304(a) of Regulation S-K under the Exchange Act and requested that Crowe furnish the Company with a letter addressed to the SEC stating whether or not it agrees with such disclosure and, if not, stating the respects in which it does not agree.  A copy of Crowe’s letter, dated May 22, 2023, is filed as Exhibit 16.1 to this report.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

16.1	Letter of Crowe LLP, dated May 22, 2023

104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERGATE CAPITAL CORPORATION

Date: May 22, 2023	By:	/s/ Alan J. Lane
		Name:	Alan J. Lane
		Title:	Chief Executive Officer